Listing Report:Supplement No. 59 dated Sep 22, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 280785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.08%	Starting monthly payment:	$200.26

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,877	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$1-$24,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MomOfThreeInNeed	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need windows and energy upgrades.
This loan is for a home improvement loan. Windows are in bad shape. I plan on getting them replaced in time to get the 1,500 dollart tax credit. Need to get repairs done before the winter season is upon us. I am a good candidate for this loan because I am of good character and morals.? I will pay back all loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1993	Debt/Income ratio:	26%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	21y 7m
Amount delinquent:	$0	Revolving credit balance:	$28,805	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	spry-generosity3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?consolidatde credit card and any other debt,then cut?up cards.?

My financial situation:
I am a good candidate for this loan because?I have never been late or defaulted on debts?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$333.00

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1976	Debt/Income ratio:	29%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	22 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$39,085	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	t4dang	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	720-740 (Latest)
Principal borrowed:	$12,450.00	< mo. late:	0 ( 0% )	720-740 (Nov-2007) 680-700 (Sep-2006)
Principal balance:	$4,533.94	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Loan Consolidation
The loan is needed to pay off higher interest rate credit cards whose interest rates were significantly raised by the banks recently.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$65.79

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2002	Debt/Income ratio:	27%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,736	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	angelstar975	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	700-720 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Apr-2008) 520-540 (Mar-2008) 520-540 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Pay off credit card
Purpose of loan:
This loan will be used to consolidate my credit cards.

My financial situation:
I am a good candidate for this loan because? I can afford to pay this loan and I always make my payments on time. I have about $2000 worth of credit card debt right now, and I'd like to consolidate it into just one payment. I took out a loan on prosper last year and I had it paid off in less than a year. I am hoping to pay this one off within 6 months. I also want to consolidate because I hope to pay a smaller interest rate.

Monthly net income: $ 800 - 1000

Monthly expenses: $400
??Housing: $ 0?(I live with my parents)
??Insurance: $ 0
??Car expenses: $ 150 (Gas)
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100 (the prosper loan would take the place of the credit card payments and thus, my montly expenses would stay about the same.)
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.01%	Starting borrower rate/APR:	22.01% / 24.27%	Starting monthly payment:	$76.39

Auction yield range:	8.18% - 21.01%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2005	Debt/Income ratio:	39%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,205	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peso-umbrella	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deposit for Recption Hall
Purpose of loan:
We need to pay the Reception Hall this week so that they hold the date for us.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$292.37

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1996	Debt/Income ratio:	30%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,001	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	healthy-investment0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
I would like to use this loan to pay credit card balances and save some money in the process.

My financial situation:
I am a good candidate for this loan because I have consistently made my payments as well as paying well over the minimum payment since graduating from school. This loan is not a matter of not being able to pay my credit cards, but simply to be able to save money and not have to pay all the different interest rates that I currently have. My rating would be higher but I made some poor financial decisions while I was a college student.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 650
??Insurance: $916 (paid every 6months)
??Car expenses: $ 265
??Phone, cable, internet: $ 125
? Credit cards: $ 350
? Other expenses: $150

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$489.28

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,784	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-enriching-yield	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to consolidate all my credit cards. I want to better my situation

My financial situation:
I am a good candidate for this loan because i am a responsible payer and a hardworking individual. All my bills are always paid ahead of time and I have never had a problem paying any of them on time. I never miss(ed) a monthly payment. This loan is not a matter of not being able to pay for my credit cards, but simply to be able to save money and not have to pay all the interest rates that are given.

I am a production artist/graphic designer for DIRECTV and make anywhere between $2,600 to $4,000 (Net pay) a month depending on the hours i work.

Monthly Inome:
? $2,600-$4,000 (Net Pay)

Monthly Expense: $1,530
? Car: $ 440
? Insurance: $140
? Phone: $100
? Cable: $90
? Credit cards: $420 (To be replaced with Prospers Loan)
? Other expenses: $200

Total Credit Card Debt: $15,000 (Total of 4 Cards, which will all be cleared and consolidated to one monthly payment to prosper)

Thank you for taking the time to read this and considering my situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$210.94

Auction yield range:	14.18% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2001	Debt/Income ratio:	27%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$25,067	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	responsive-generosity	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of My Credit Cards
Purpose of loan:
This loan will be used to pay off my credit card balances.? The credit card company is charging loan shark rates for my credit card balances.? I have an American Express and a Visa that it will be used for.? I can afford to make the payments and pay it off, but I want to cut the interest rate down sooner than later.

My financial situation:
I am a good candidate for this loan because I make a great consistent salary with bonuses that I didn't include in the total salary.??Also, I have no lates on my credit.?The only reason my credit isn't a 720 is because of my card balances, I will pay back in full with interest promptly.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $?1100
??Car Insurance: $?120
??Car expenses: $ 550
??Utilities: $ 150
??Phone, cable, internet: $ Included above?????????
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 350?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$542.14

Auction yield range:	6.18% - 16.98%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1995	Debt/Income ratio:	16%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,812	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	18%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mvolking	Borrower's state:	California	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	740-760 (Latest)
Principal borrowed:	$28,000.00	< mo. late:	0 ( 0% )	680-700 (Jan-2008) 680-700 (Dec-2007) (Mar-2006)
Principal balance:	$7,721.91	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
Debt Consolidation for a House
Purpose of loan: This loan will be used to consolidate all my debt from credit cards and an auto loan. The credit card interest rates are out of control (upwards of 30% on some of them), and I want to be able to make one single payment a month. The main reason for wanting the prosper loan is to simplify the payments, and get rid of the debt. This is important for my wife and I because we recently had our baby boy and now it's time for a house - but first we need to clear our debt!

My financial situation: I am paying off the credit debt, but with a couple being at the 25% and 30% range, the interest is KILLING us! So we are looking to get a better interest rate, and simply the paying every month.
I am a good candidate for this loan because I have never been late on a payment with anyone (my credit records shows 1 delinquency, which is from a department store card that was closed, and I am currently in the process of getting it taking off my record, as I was not delinquent) My wife and I are responsible people who just want to try and start our family on the best financial foot possible.

My individual monthly net income; is $8,340.00 - this is without my wife's income who also works. Please let me know if you have any questions, and thank you for supporting this loan! My family and I appreciate it!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$589.58

Auction yield range:	11.18% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1993	Debt/Income ratio:	20%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$98,372	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-integrity-amusement	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off student loans
Purpose of loan:
This loan will be used to pay oand off my student loans and take care of my incidentals while I finish my Masters (MSN) and obtain my Nurse Practitioner's license.

My financial situation:
I am a good candidate for this loan because I have the current income to cover the payments, good credit history?and will be making more money?immediately upon graduation. I have been an RN for the same hospital the past 7 years so my work history is stable. This is simply an investment in mysef to add to my job skills and improve my income.

The 98,000 is not a revolving debt, it is the HELOC portion of the mortgage my husband is responsible for. My debt to income should be much lower.

Monthly net income: $ 3,100

Monthly expenses: $
??Housing: $?0
??Insurance: $?100
??Car expenses: $ 0
??Utilities: $?200
??Phone, cable, internet: $?200
??Food, entertainment: $ 250????
??Clothing, household expenses $ 1500
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1978	Debt/Income ratio:	40%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	31	Length of status:	35y 10m
Amount delinquent:	$1,239	Revolving credit balance:	$1,761	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	113%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	91	Homeownership:	No
Inquiries last 6m:	0
Screen name:	laser372	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re-List/Pay off bills
Purpose of loan:
This loan will be used to? pay off credit card & other bills.? Other bills are consisting of medical bills.? I do have insurance however the co-payments and deductibles were high so am having to make small monthly payments when possible to pay these off.? Am just having a hard time catching up to get on a regular monthly budget now.? Once everything is combined, it make everything a whole easier to handle.

My financial situation:
I am a good candidate for this loan because? I have been employed by the same company for 35 years, am now working part-time with a home health care agency which has supplemented income.? Also have spouse's income who pays utilities and other expenses.

Monthly net income: $3700

Monthly expenses: $
??Housing: $ 350
??Insurance: $120?
??Car expenses: $ 772
??Utilities: $?120
??Phone, cable, internet: $150
??Food, entertainment: $ 50
??Clothing, household expenses $300
??Credit cards and other loans: $500?
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425373
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,175.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$98.39

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	5 / 2	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	24	Length of status:	1y 1m
Amount delinquent:	$3,648	Revolving credit balance:	$143	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bluestarman08	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	580-600 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
2nd Prosper Loan Buy Delivery Truck
Purpose of loan: This?loan will?be used to make some routine repairs to and complete the purchase of the vehicle I had leased?for?distributing baked goods.

My financial situation:
This is my second Prosper loan.? Since I paid off my first Prosper loan early without the need for my previous group to cover me, I feel I established myself as a solid?borrower here on Prosper by doing what I said I would in my listing -- paying?off my first loan?in 6-12 months.? I am?looking to pay-off this next loan in 15-24 months.? I intend to keep using Prosper to improve my credit and my business at the same time.? Things besides my credit score (693: Experian) have improved dramatically in the past year.? First,?I got married, and we now have our first child together.??I've found new business, even in a tough economy by filling a niche market, and leveraged membership in my local chamber of commerce to?network effectively.? This year, I'm looking forward to building upon a solid business relationship I?developed with a local moving company and?making new?connections with professionals involved in entrepreneurial businesses.

My personal budget:
???? [Note: My wife's?income and the support she receives is not reported?in my monthly net income below.??
?????? I also no longer?keep a personal vehicle that I?maintain or insure.]

Monthly net income:???????? ???? $ 2220
Monthly personal expenses:??$ 1475
Housing: ........................................$ 315
Insurance: ......................................$ ?0
Car expenses: ................................$? 30
Utilities: .........................................$? 85
Phone, cable, internet: ....................$? 65
Food, entertainment: .......................$ 250
Clothing, household expenses .........$?100
Credit cards and other loans:........... $?280
Other expenses:............................. $ 350?????????
??????????????? Amount remaining: $745/mo
I also?have an additional?income +$200/mo income?(for Prosper payments) that will continue to be?received over?the next 9 months.? This income, which is not reported in my net income above, comes from repayments on?investments I made that I consider?available to keep this loan current.? After over a year of participation, I have had no defaults (98% historic repayment rate) and my portfolio's delinquency rate stands at less than 7%.

So, doing the math --?as one previous lender advised --?I?have disposable income?greater than 7x my?Prosper?payment to cover this loan request.

Bottom Line: I'm a?good risk because?I'm motivated to keep my?earnings up?and to provide the main income for my growing family which they so richly deserve!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$258.74

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1994	Debt/Income ratio:	40%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$37,616	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	benefit-statue	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying High Insterest Card Off
I had to have some dental work done that wasnt covered under insurance and used a wells fargo credit line account I have.? The interest rate is 22%.? Im looking to find a lower interest rate so I can pay down my debit faster.? After I pay down this card I will move on to some of my other debit.? Im searching now for a 2nd job to work on weekends so I can pay my debit off, move out and get engaged to my girlfriend of 8 years who will be graduating with a doctrine in the next year.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and try to pay more when possible,

Monthly net income: $ 2400

Monthly expenses: $ 1580 with minimal other expenses
??Housing: $?0, live with parents
??Insurance: $? 120
??Car expenses: $ 450 car payment and about 200 a month for gas
??Utilities: $ 0
??Phone, cable, internet: $ 60 cell phone
??Food, entertainment: $ minimal
??Clothing, household expenses $ minimal
??Credit cards and other loans: $ 950, this includes the card I am trying to?pay off.
??Other expenses: $ minimal
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,331	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	pure-interest	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off higher rate loans
Purpose of loan:
Paying off a couple High rate loans

My financial situation:
I?always pay on time and I pay more?the the min. I have been working on getting debt free for the?last past year. I did have 9 credit cards. I have paid 4 of them off and closed the accounts. That is my goal,?once they are paid off they get closed would just like to keep the American Express. My other cards are cut up already. I had to take?out a high rate loan at 29%?so I can get tires for my semi truck. If no tires no driving down the road, which means no income.?
My Trailer is almost paid off.?My last payment will be in Nov. I am planing to use that money to pay the tractor off early also.?My last payment on the tractor is June of 2010., if?I just make the $650 a month. Once I get Them two paid off I would very easily be able to pay off this loan in less then 36 months. Just need a little boost right now.?
I have only been leased to this company for 3 months now. But have been in trucking since 2001. I left my last employment due to real cheap frieght rates. Coulod not make it on a $1.00 a mile from CA to WI. and still make a truck payment. Was running myself in the red. I have been moving frieght from WI to NY for $2.00 a mile plus fuel.
And the truck in the picture is not mine by the way. One day would love something like that. But I have a 1999 KW
Monthly net income: $
Been driving every week. Get paid a percentage per load.
Been right around $5,000 to $8,000 a month after I put fuel in the truck.

Monthly expenses: $
??Housing: $ 0.00?stay in the truck 90% of the time and stay with family when I do go home
??Insurance: $?139.00
??Car expenses: $ 650.00 for truck, $800.00 for the trailer which is almost paid off $500 for SUV which I would like to sell, but no one wants to buy a Hemi right now.
??Utilities: $?0.00
??Phone, cable, internet: $ 100.00 Cell phone
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 1500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1992	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,120	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	passcom	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 97% )	620-640 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 3% )	660-680 (Oct-2008) 640-660 (Aug-2008) 540-560 (Mar-2008) 620-640 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off my credit card.

My financial situation:
I am a good candidate for this loan because have a good payment history

Monthly net income: $ 10000

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $ 0 live in the city
??Utilities: $? 100
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1994	Debt/Income ratio:	33%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$26,451	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	best-bonus-mesh	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high rate credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1998	Debt/Income ratio:	58%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	3y 1m
Amount delinquent:	$634	Revolving credit balance:	$0	Occupation:	Bus Driver
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blue-lovely-note	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I Need to Pay Medical Bills
Purpose of loan:
I will be using this loan to consolidate my daughter's medical bills. My oldest daughter has kidney problems and we are going to Vanderbilt Hospital on Sept. 23,2009 for treatment. We have been paying on the medical bills but they are scattered and it would be easier to have one payment.??

My financial situation:
I am a good candidate for this loan because I am reliable, I am honest, my husband and I both have jobs and work very hard, and we will pay this back quicker if at all possible. My husband and I make a total of 49,000 a year and although I am just showing my income,? he will be contributing. We are conmmited to becoming debt free and do not live outside our means and we are very frugal.Thank you in advance.

Monthly net income: $ 1500.00

Monthly expenses: $
??Housing: $ 640.00
??Insurance: $ 40.00
??Car expenses: $ 0.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2000	Debt/Income ratio:	37%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,710	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	landers718	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 680-700 (Aug-2008)
Principal balance:	$10,538.12	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Getting Squeezed
Purpose of loan:
This loan will be used to get out of the title loan and pay day loan trap that has been squeezing me for a couple months.? All of my extra money that can be used to bring down my bills significantly has been going to these high interest places and getting no where fast.? I had some bad luck with my car recently and would like to finish repairing that as well.?

My financial situation:
I am a good candidate for this loan because I am a previous prosper borrower that hasn't been late once.? None of my bills are ever late including my outstanding prosper bill.? I now have a roommate living with me to cut the cost of any housing bills in half.
Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 80
??Car expenses/Insurance: $ 100
??Utilities: $ 30
??Phone, cable, internet: $ 125
??Food, entertainment: $ 125
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 850
? Car Title/Pay Day: $ 250 (Just for Minimum Payments)

As you can see 250 of just the payday and car title loans goes to basically interest where as this loan will free that money up and pay down interest as well as give me other space to pay down other bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.18%	Starting borrower rate/APR:	9.18% / 11.28%	Starting monthly payment:	$159.42

Auction yield range:	8.18% - 8.18%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	1.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1994	Debt/Income ratio:	33%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	keeper3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
student loan
Purpose of loan:
This loan will be used to help with expenses until I finish my Bachelor's degreee in Business Administration in the summer 2010.

My financial situation:
I am a good candidate for this loan because I always?pay my bills and pay them on time. I'll be earning, at minimum, $20, 000/yr. more after I finish my degree. I want to keep my credit rating of very good to excellent. I'm very aggressive about my future career. I've had two successful careers in the past and I'm now working towards a career as a?Certified Financial Planner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1999	Debt/Income ratio:	14%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	15	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$703	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	32	Homeownership:	No
Inquiries last 6m:	0
Screen name:	coin-mermaid	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rebuild Life
Purpose of loan:
This loan will be used to rebuild two lives that were devastated by?a persons lies. We've been fighting for 2 years now, and we're almost there in terms of us righting this wrong, and being able to move on with our lives.

My financial situation:
I am a good candidate for this loan because I'm a hard worker. this is very important to me, we've been climbing uphill for 2 years now, and we're almost to the top of this mountain. This $2500 will get us to the top.

Monthly net income: $ 2204

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 150
??Car expenses: $ 120?
??Utilities: $ 200
??Phone, cable, internet: $ 70
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.81%	Starting borrower rate/APR:	24.81% / 28.04%	Starting monthly payment:	$47.59

Auction yield range:	8.18% - 23.81%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 9	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	25	Length of status:	3y 5m
Amount delinquent:	$188	Revolving credit balance:	$28,314	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unbelievable-bill	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business equipment
Purpose of loan:
This loan will be used for?purchase of some equipment to allow me to expand my business.
financial situation:
I am a good candidate for this loan because I do pay my bills I have managed to make it through tough economic times and have several contracts coming up that will definitly allow me to pay this loan.? As well as my wife has a solid job with a good income.?

Monthly net income: $ 6000.00 my wife and I after taxes.

Monthly expenses: $
??Housing: $ 850.00????????????
??Insurance: $ 85.00
??Car expenses: $
??Utilities: $ 200.00
??Phone, cable, internet: $ 126.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $?100.00????????
??Credit cards and other loans: $ 1330.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1999	Debt/Income ratio:	27%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,042	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	finance-orb	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off medical bills
Purpose of loan:
This loan will be used to pay off my medical bills.

My financial situation:
I am a good candidate for this loan because I will have the loan repaid by April 2010

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 155
??Car expenses: $ 385
??Utilities: $
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$199.80

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1997	Debt/Income ratio:	21%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$22,192	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	enriched-community	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Time to Pay High Interest Cards
Purpose of loan:
This loan will be used to pay off 4 high interst cards.

My financial situation:
I am a good candidate for this loan because once I have them paid off, I plan to allocate the money towards a college fund for my daughters.? I feel into this debt because I was only recieving a portion of my salary when I went on maternity leave and lived off my credit cards.? My credit score is low due to a bankruptcy from over 4 years ago.? My mortgage is paid on time every month along with my credit cards, school loans, and household utilities.? I do not have a history of late payments, it's just the bankruptcy that screwed up my credit score, which is why you might see the D score.

Monthly net income: $ 2,400

Monthly expenses: $ 2,200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1988	Debt/Income ratio:	32%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$188,723	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	priceless-interest	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest Credit Cards
Purpose of loan:
This loan will be used to pay off high-interest credit cards that I charged up? in the past year when I was?relocating?and supporting two households.? In over twenty years of credit history, I have?never made a late payment, to which my credit report can attest.??I would like to minimize $600 in monthly payments on my small, high interest cards to save on interest?and use the savings to pay off debt faster.?? The interest rates on these cards were increased twice in the past year?without any provocation on my part.? I have not been able to make a dent in the debt, only pay the minimums.? I would like to stop the vicious cycle.? My goal is to be debt free, except for housing expenses, in five years by minimizing interest payments and focusing all available extra income to pay off debt.?

My financial situation:
I am a good candidate for this loan because I have been consistently employed?for over 10 years as in IT professional?with regular increases in responsibility and income.??I am due for a $10,000 increase in income in the next?four months due a planned promotion, which will further increase my ability to pay off debt permanently.? ?

Monthly net income: $ 5850 (Salary) + $1200 (Boarder/Rental Income)

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 125
??Car expenses: $ 150
??Utilities: $?400
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $?150
??Credit cards and other loans: $ 3000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.52%	Starting borrower rate/APR:	30.52% / 33.18%	Starting monthly payment:	$64.11

Auction yield range:	11.18% - 29.52%	Estimated loss impact:	10.74%
Lender servicing fee:	1.00%	Estimated return:	18.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1985	Debt/Income ratio:	35%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	24y 2m
Amount delinquent:	$0	Revolving credit balance:	$117,219	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	diligent-basis	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Plumbing Repairs
Purpose of loan:
This loan will be used to?
Remodel our Bathroom
I am a good candidate for this loan because?
I am a Truck Driver and I have been with the same company for 24 years.? I have lived in the same place for 24 years. My?wife also contributes her income.? I have always paid my bills and have never been late on a payment.? Most of the revolving credit is from a home equity line of credit (75%).?? The money will be used to put in a new bathtub and repair some plumbing in the bathroom.?? I will be doing most of the work myself along with a plumber friend.?? Making the prosper payment?should not be a problem since we do have the second income my wife brings in.?I also have a 401 I can withdraw from if? I need to.?I will also have my payments? automatically deducted through my bank account.?? I would appreciate any help and bids I can get.? Any questions are welcomed,? I can verify Income and 401K if need be. Thanks?
My financial situation:
Monthly net income: $ 3,500
Wife's Income 2,000
Total Income 5,500
Monthly expenses: $
??Housing: $ 450,00
??Insurance: $???200.00?
Car expenses: $ 100.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $?400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1300
??Other expenses: $ 200.00????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$466.97

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1997	Debt/Income ratio:	14%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$409	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	5
Screen name:	affluence-brilliance	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help with some debt
Purpose of loan:
This loan will be used to fix up my credit report.

My financial situation:
I am a good candidate for this loan because I am a new grad student and need the funds to supplement whatever the government doesn't award me with financial aid. I am currently an MBA student.

Monthly net income: $

Monthly expenses: $
??Housing: $1,100
??Insurance: $90
??Car expenses: $0
??Utilities: $150
??Phone, cable, internet: $60
??Food, entertainment: $200
??Clothing, household expenses $0
??Credit cards and other loans: $0
??Other expenses: $112 (student loan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1995	Debt/Income ratio:	19%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	8 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	becki2300	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card payoff
Purpose of loan:
This loan will be used to pay off remaining credit card debt.

My financial situation:
I am a good candidate for this loan because I work as the Office Administrator at a family-owned consulting firm, at which I have been employed since December 2005.? The purpose of the loan would be to eliminate my remaining credit card debt of approximately $10,500.? I had been enrolled in a debt management program with CCCS of Greater Atlanta to pay off the debt and have reduced the amount by half over the past 2 ? years, but recently ended the program in order to have a lower monthly payment.? Prior to ending the program, I had made consistent payments, and?was not ever late on any of those payments.? I am attempting to get this personal loan in order to payoff the creditors directly and?have one monthly payment to repay.

I am responsible, have long-term, stable employment and pay all of my bills first?before spending money on anything else.? I?am working a second, part-time job in the evenings and on the weekends?in order to ensure prompt and complete repayment of the loan.? In addition, my fiance will be assisting in the repayment of the monthly loan payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$152.76

Auction yield range:	11.18% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1998	Debt/Income ratio:	13%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$69,173	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Photo314	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	700-720 (Feb-2008)
Principal balance:	$3,326.72	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Photo Biz Growing!
Purpose of loan:

Thank you again Prosper community for helping me get into photography! I've been hired for numerous weddings, modeling, family, bands and senior photography jobs! Thank you, thank you and thank you! Now that business is growing, I need to update equipment and purchase new equipment.

The loan will be used to upgrade to a wide-angle 12-16 mm lens, purchase new editing software and a new lighting system for my new studio!

Good news: I'm still keeping my day job to keep extra money coming in as I transition into a full-time photographer.

My financial situation:

I am a good candidate for this loan because I have a steady income, always pay back what I borrow and have good credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1979	Debt/Income ratio:	31%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	42	Length of status:	36y 11m
Amount delinquent:	$4,318	Revolving credit balance:	$4,708	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	114%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	0
Screen name:	aryion6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
paying off my credit cards
In the past year Ive gone through a bad patch. Had an accident that? resulted in dislocating my shoulder . As a result I have? lost time at work and have? been behind on my bills and expenses. I need a loan to get caught up. Your help is greatly appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$118.99

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1992	Debt/Income ratio:	28%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,021	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	capital-quest1	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Startup
Purpose of loan: This loan will be used to start up a new tele-services business.? The business will contract with various companies to service their calls for customer service and sales.? The?calls will normally be driven from television or radio advertising.? Our staff will service these types of calls for our clients.

My financial situation: I am a good candidate for this loan because I have more than 15-years of customer service and sales experience.?? My experience includes management, brokerage service, and I have held my series 3 license (commodities brokerage license).? The business will be located in the Midwest, where many tele-service business are located due to the "even" accent of most of the folks that live in the area, as well as as the low cost to do business such as property rental, and low cost of living.? There are several successful tele-services already in Nebraska.? This type of business has few boundaries, as we can take calls from all over the U.S. 24 hours a day, 7 days a week.

In addition, this business will help stimulate our economy as I will be hiring for positions.? I hope to have at least 10 employees within a year.

Finally, I can start this business as part-time and keep my full time job.? A large portion of the type of calls we will receive will be in the evenings and weekends, which will allow me to keep my full time job.? This will help with my cash flow, and allow me to pay the loan back on time, and hopefully ahead of schedule.

Monthly net income: $ 3100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$102.01

Auction yield range:	14.18% - 23.00%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	7.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1996	Debt/Income ratio:	32%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	25 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	14y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,263	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	agrahlma	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,400.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008)
Principal balance:	$1,682.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
NEVER Been Delinquent

This is a second attempt (at a lower amount).

I would like to payoff a credit card with a balance of $2600 and an interest rate of 27% interest - this account is currently closed (by me). If this loan is funded, I will pay this account via auto debit from my checking account. Rest assured, the monthly payments will be made on time?and the entire balance will most likely be paid-off within a year. Please note that I have never defaulted on a loan, filed BK, been repo'd, had a judgment, or even been 30 days past due. I always pay my bills on time, even if it means that I sacrifice in other areas (vacations, new clothes, dining out, etc).

My financial situation:
Although my credit score may not reflect it, I have never been delinquent (over 30 days) for the past?15 years. My credit score is low as a result of high debt loads on my revolving tradelines. I acquired these debts three years ago when I met and married my current wife. Prior to our marriage, she had accumulated over $50,000 in unsecured debt and school loans. Unfortunately, she was not very credit wise and she basically ignored the calls from her creditors. When I realized the breadth of the situation, I immediately contacted all of her creditors (collection agencies) and began to pay-off her debts. Since I did not have the cash necessary to satisfy her creditors, I was forced to take out personal loans, as well as leverage my own credit cards in order to stabilized her credit. The good news is that she no longer receives calls from collection agencies, and her total outstanding is $14,100, down from $16,000 last July?(I pay $200/mo towards this debt) . The bad news is that I had to leverage my credit ($32,000), in order to keep her out of court. As a result, I am unable to access low interest credit in order to consolidate my high interest debt. With all of that said?she means the world to me and I wouldn't change a thing about her - but I'll just keep-on handling the bills for now?LOL!

Monthly net income ~ 8909
Total Monthly Expenses (all in) ~ 7788
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,499.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.04

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1996	Debt/Income ratio:	7%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	27	Length of status:	5y 7m
Amount delinquent:	$2,107	Revolving credit balance:	$553	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	4
Screen name:	lgeuther	Borrower's state:	Illinois	Borrower's group:	Debt Consolidators Unite!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,999.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 660-680 (May-2009) 540-560 (Jan-2007) 520-540 (Oct-2006)
Principal balance:	$363.82	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
putting new roof on house
Hello everyone,
This would be my second loan from prosper, the first will be paid off with this one, My credit score has improved by more than 100 points since my last loan. I have not been late on the first loan and I have not been late on any of my bills for over 3 years. I also have a very low debt to income ratio. I have also been promoted since my last loan and my income has increased. This loan will help put a new roof on our home. I am hoping that you all will believe in me a second time and help me out with a loan, I promise you will not regret it. Thanks again
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	15.43%	Starting borrower rate/APR:	16.43% / 18.62%	Starting monthly payment:	$884.24

Auction yield range:	3.18% - 15.43%	Estimated loss impact:	1.53%
Lender servicing fee:	1.00%	Estimated return:	13.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1990	Debt/Income ratio:	5%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	16y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,608	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	intuitive-finance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consulting contract bridge funding
This loan is to provide bridge funding on two new consulting contracts I received this month. I will receive payment on these by the end of the year from my long term customers. My credit is excellent and I have been wanting to finally use Prosper if the rate is better than bank funding. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 37.22%	Starting monthly payment:	$67.43

Auction yield range:	11.18% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1992	Debt/Income ratio:	9%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,652	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	3
Screen name:	embrace3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing a Cello for my daughter
Purpose of loan:
I am seeking a loan for the purpose of purchasing a cello for my daughter. She has been playing a rental instrument since the 4th grade. She has just entered high school and has reached the point in her playing where her she needs an instrument of her own. She is very talented and I want to support her in her love of playing!??

My financial situation:
As a result of my divorce three years ago I was forced to file for bankruptcy. Since that time I have been successful in rebuilding my credit, although it is a slow process. I have not had one single late payment during this period of time. I am a hard-working, financially responsible individual who holds a full-time as well as a part-time job. ? I welcome any questions you may have, and I thank you in advance for your consideration!

Monthly net income: $2250

Monthly expenses: $
??Housing: $ 530
??Insurance: $?80
??Car expenses: $?250
??Utilities: $ 50
??Phone, cable, internet: $?80
??Food, entertainment: $?300
??Clothing, household expenses $?50
??Credit cards and other loans: $ 150
??Other expenses: $ 550 (child support)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$271.82

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$20,448	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	TrojanRE	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	720-740 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Business expanding into new market
My company is expanding into a new geographical market (San Francisco) in order to capitalize on bigger accounts. This seed money will be used for office rent, general startup expenses, and any other misc costs associated with expanding into a new market. Our monthly receivable's as a company averages $80,000 to $100,000. With this planned expansion, we can enter a new market, with an estimated growth in revenue by 60% in the first year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.47%	Starting borrower rate/APR:	11.47% / 13.59%	Starting monthly payment:	$131.85

Auction yield range:	4.18% - 10.47%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1977	Debt/Income ratio:	43%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	33 / 33	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	72	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$130,258	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	squadron1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridge Loan for Credit Cards
Purpose of loan:
This loan will be used to? pay credit cards

My financial situation:
I am a good candidate for this loan because? I will pay it off

Monthly net income: $ 7200

Monthly expenses: $
??Housing: $ 1454????
??Insurance: $? 180
??Car expenses: $ 456
??Utilities: $ 121
??Phone, cable, internet: $ 156
??Food, entertainment: $? 210
??Clothing, household expenses $? 80
??Credit cards and other loans: $ 3200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.01%	Starting borrower rate/APR:	23.01% / 25.29%	Starting monthly payment:	$193.57

Auction yield range:	8.18% - 22.01%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	14.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2006	Debt/Income ratio:	17%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,969	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ITNERD	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,550.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008) 580-600 (Mar-2007) 580-600 (Nov-2006)
Principal balance:	$1,896.66	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
I need to consolidate my payments
Just to give you a background, I am an executive in a Multi-National Computer corporation.? I have a PhD in Computer Science and made about?$116,000 plus annually.? I have just fully paid my previous loan to prosper ahead of schedule.? I have been working in the same company for almost 10 years now and have never missed any payments on any loan, ever.? I have always paid on time or paid ahead of time.? The reason my Credit Score isn't an AA is because I just moved here from Hong Kong 3.5 years ago and had to deal with all the moving and relocation expenses.? Also, I have an Autistic son and the expenses for his therapy prevents me from paying off my credit card balances in one go.? But I certainly have the means to pay it off in time.?

That being said, thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,999.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$98.65

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	5 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	43y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,636	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	invincible-platinum	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping son through a rough patch
Purpose of loan:
This loan is going to be used to help my son through a rough patch in his life.? He couldn't find work when he and his wife moved back to our hometown to be closer to their family, and it ate into all of their savings.? He and his wife have both been able to find work, but, got behind on some bills during the process.? I'm going to use the loan proceeds to help them get caught up.? He is going to pay this loan off, and I have faith that he will make all payments?on time, if he's unable to, then I have the resources to make all the monthly?payments.? I took out a $17,000?auto loan for him back in 2004 because I was able to get a lower interest rate, and he and his wife made every payment on time, and actually paid the 6 year loan off in 3 years.? I believe he will do the same this time, and I want to help him.

My financial situation:
I am a good candidate for this loan because if you look at my credit rating, I have very little debt, and I have never missed a payment.? I have always made payments on time or early.? My credit report will show this fact.? It shows active credit lines, but, most of these are credit cards which were closed by the issuers due to the fact that I never used them, one of which I had since 1990.? I currently do not have any bills other then living expenses, and I receive approximately $2000 per month from my business, which I have owned since 1976 (started profession in 1966, I am a stylist), and approximately $400 per month from social security.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$161.16

Auction yield range:	17.18% - 25.00%	Estimated loss impact:	20.44%
Lender servicing fee:	1.00%	Estimated return:	4.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1999	Debt/Income ratio:	47%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,760	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	6
Screen name:	madhooper5	Borrower's state:	Ohio	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Feb-2008) 600-620 (Dec-2007) 600-620 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Credit Cards are the DEVIL!!!!!!!!!
Purpose of loan:
Get rid of credit card bills!!!!!

My financial situation:
I have a great job managing a? hotel?and want to get out of CC debt. Made some dumb mistakes when I was younger ie.. semster of college on a credit card & knee surgery on a CC, ran in to some idenity theft hence the inquiries and late payments, working to get that off my credit, and now I just want it all to go away. Once I get out of my debt I can help other get out of theirs!!!!!!! This is my second listing the first i paid off a year a head of time help me so i can help others!!!

Please!!!!!!!

Thanks!!!

Steve

Monthly net income: $2200
Monthly expenses: $?around?1800
??Housing: $?1200
??Insurance: $ 48
??Car expenses: $?50 - gas
??Utilities: $?32
??Phone, cable, internet: $ 80
??Food, entertainment: $ 80
??Clothing, household expenses $?0
??Credit cards and other loans: $?425?
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1996	Debt/Income ratio:	25%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	35	Length of status:	30y 1m
Amount delinquent:	$3,390	Revolving credit balance:	$4,409	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	KINGLY	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 91% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 9% )	600-620 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
HOME BASE BUSSINESS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1996	Debt/Income ratio:	11%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sparkling-p2ploan	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kids. 2nd attempt lower request
Purpose of loan:
I am a good candidate for this loan because?I am a very stable, responsible person.? I have been in my job and steadily moved "up the ladder" for over?9 years now.? I have stock investments and savings accounts to back any money loaned to me here.? I have very low debt to income ratio and I have always paid my?bills religiously every month.? I want to have the funds to go visit my kids during the crazy season of the year and to pay off my two credit cards, even though they dont have much of a balance on them that would open them up for hotels and airfare since you cant seem to get anything scheduled or reserved without plastic anymore.? I have not spent the holiday season with my?kids for?several years due to the cost and i would really like to this year since they are getting older and *gasp* my eldest has figured out the Santa and Tooth Fairy and?Easter Bunny and and and already.? My kids are great kids and they?live a great life on the farm with their mom and stepdad, I would just like to be able to be a little bigger part of it. This loan would make that possible.?
My financial situation:

I am going to be totally upfront, my ex wife and I filed for chapter 13 bankruptcy (the one where you pay part of the money back) over 7 years ago when we both were laid off and were expecting our second child and could not find work.? We paid out the five year repayment plan without so much as ever being late.? But I learned my lesson about having lots of available credit, even though that is damaging to your credit.? I would have a much higher score if I had more cards and had higher balances and available funds on all of them.....kind of an oxymoron I think but so be it.? I imagine that having this loan would also do a dual purpose by adding to my credit rating while enabling another trip to see my kids.

Monthly net income: $ 6000.00 +

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 60.00
??Car expenses: $ 300.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 550.00
??Other expenses: $ 1300.00
.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$216.45

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1988	Debt/Income ratio:	47%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$33,900	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cheetah9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Windows
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$17,806	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	fairness-kangaroo7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to pay for car repair.

My financial situation:
I am a good candidate for this loan because I have a steady income and this is a personal loan just to cover unexpected car repair.

Monthly net income: $

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 0
??Car expenses: $ 286.00
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 700
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1994	Debt/Income ratio:	23%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$400	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	4
Screen name:	pound-tornado	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Winter heating fuel/pay off debt
Purpose of loan:
This loan will be used to? help pay for fuel for winter heating and pay off a small debt amount.? I have had some unexpected bills come up that have drained my savings for this expense.

My financial situation:
I am a good candidate for this loan because? I have a steady job and I'm trying to rebuild my credit.??I made some mistakes about 5-7 years ago regarding my finances (hence the late payments on my report), and have learned a lot from that.? Since then I have kept spending under control and paid all bills on time.

My husband's income is not listed here, as I will be using my income alone to?pay off this debt.? I also do small bookkeeping side jobs (the income is also not listed) so I will most likely pay this debt off early.? I have only listed the income from my 9-5 job, so as not to over-extend myself.? Any extra money I make is just that, so that it can be used to pay down this loan and for savings.

I will have the payment auto drafted from my checking account, so that the lender has the comfort of knowing that the payment will be made.

Please do not hesitate to contact me if you have any questions, or if I can put your mind at ease about lending to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1974	Debt/Income ratio:	60%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	30 / 28	Employment status:	Retired
Now delinquent:	0	Total credit lines:	47	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$76,732	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	codyrun	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,401.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 640-660 (Jul-2009) 620-640 (Oct-2008) 640-660 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Repair basement flooding
Purpose of loan:
This loan will be used to? repair basement floor?from?flooding.

My financial situation:
I am a good candidate for this loan because,because I have payed off two other prosper loans before time and I am a prosper lender since 2006.
Monthly net income: $ 2850, wife?monthly net 2250???

Monthly expenses: $
??Housing: $ 790
??Insurance: $80??Car expenses: $?70
??Utilities: $100??Phone, cable, internet:?80??Food, entertainment: $ 300,??Clothing, household expenses $?75,?
??Credit cards and other loans: $ 1050
??Other expenses: 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,933	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	WORKING24-7	Borrower's state:	SouthCarolina	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to? to pay off my remaining credit cards.
My financial situation:
I am a good candidate for this loan because? Iam financially responsible, and have a strong desire to live debt free. I have always managed my money very well, but feel into the trap of charging purchases. This will be a great chance to consolidate my remaining debt and be on my way to living truly debt free.
Monthly net income: $ 4500.00

Monthly expenses: $
??Housing: $ 450.00????????
??Insurance: $ 120.00
??Car expenses: $ 500.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $0
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$200.26

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1992	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,591	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	enchanted-euro	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper Loan
Purpose of loan:
This loan will be used to start a new business.?

My financial situation:
I am a good candidate for this loan because?all through my life I had excellent financial condition, and never late on any payments.? Recent divorce caused some problems to my routine life.? Now I am back.? My financial condition will be very strong.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,555.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$248.15

Auction yield range:	17.18% - 33.00%	Estimated loss impact:	36.45%
Lender servicing fee:	1.00%	Estimated return:	-3.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1972	Debt/Income ratio:	127%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	21 / 13	Employment status:	Retired
Now delinquent:	0	Total credit lines:	45	Length of status:	19y 6m
Amount delinquent:	$0	Revolving credit balance:	$61,831	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	TripleNickle	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,555.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 640-660 (Jul-2009) 680-700 (Aug-2008) 640-660 (Jul-2008)
Principal balance:	$1,135.25	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
DON'T NEED CHS 29.99% OR USB 28.99%
urpose of loan:
Last Car Payment in September. Do NOT need Chase card at 29.99% or US Bank Credit at 28.99%- BID NOW!
This Second?loan will be used to?pay?down credit card debt.? I have been paying down Highest APR to lowest.
I am a good candidate for this loan because I have not been late or missed a payment in over 54 years !!!
YOUR GAIN will Help EASE MY PAIN.?Hope to finally?get another Prosper loan as well as helping lots of other Prosper members as a Lender.? When I lost my good job in '90, Credit cards had?to go to mostly minimum payments.? Got a second Mortgage in 1995 to pay off most of them.? This 2nd was?PAID in
2005 and the 1st Mortgage PAID after 30 yrs, in 2006.? Believe me, I fully understand how difficult debt??
can be!!!. My thanks to Prosper Members who are helping me to dissolve my credit card debt by paying?
off high limit creditors One-By-One.? Let us all continue to "bank on each other" IT REALLY WORKS !!!!!!
Special thanx to Kermit24, JMA Three, D Tempus B, Lending Stats dot com & Ice Fisherman who?bid on
my 1st Prosper Loan and transaction-animal8 who was kind enough to place a bid on my try for a 2nd.
I still plan to be a Prosper Lender and I will remain active in my bids to help out many more Prosper folks with $555 of this loan because I think it is a very good thing - this Prosper Thing on the Computer !!???

Monthly net income: $ 2735.26

Monthly expenses: $ 2535.00
??Housing: $ 0.00 - 30 yr Mortgage paid off 10-2006 (2nd in 2005)
??Insurance: $ 123.25
??Car expenses: $ 100.00
??Utilities: $ 123.00
??Phone, cable, internet: $ 78.66
??Food, entertainment: $?235.00??and Clothing, & household expenses $ Paid by Wife.?
??Credit cards and other loans: $?2000.00??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2003	Debt/Income ratio:	40%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$16,144	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	social-accelerator	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making a little go a long way
Here are the basics...

I pay my bills on time, every time, early if possible and more than the minimum amount, but as some may testify, that can still not be enough. My goal is too get out from under my credit cards and other debt. I have many smaller debts, which can be worse than one big debt.

A short history and information...

I am in the Army National Guard in Idaho. I also hold a full-time federal technician job, which means I have a stable job and there are no scares into having to be laid off or let go. This is the first thing that potential lenders should understand. I have undeniable job security.

I am investing in TSP - which is like a federal employee 401k - every paycheck. We are authorized to borrow from this TSP and have a payment deducted from our paycheck over a time that we specify from one month up to 5 years. We pay the initial money back and interest to ourselves.

2 years ago, I borrowed some money from it during a small crises my family was having. I have a little less than 3000 left to pay on my current TSP loan.

The Plan...

My intentions are to pay off the remainder of the TSP loan if I find a lender. I will explain how it will benefit myself and the lender(s). Sixty (60) days following the payoff of a TSP loan, an employee can receive another loan of the amount that they have invested...Basically, this means the lender is helping me help myself by allowing me full access to my TSP amount and helping me return their full amount plus a little extra relatively fast. With the full amount of my invested TSP, I can quickly and effectively pay off all of my debts and rest knowing that I am not paying the credit and interest demons for what seems like an eternity. I greatly appreciate the opportunity to utilize Prosper and thank anyone who has read this far and has considered lending to me. It will help my family and me more than we can explain. Thanks!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	4.18% - 19.00%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	16.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1994	Debt/Income ratio:	64%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$41,008	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cjw1970	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	760-780 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	760-780 (Aug-2009) 720-740 (Apr-2008) 720-740 (Feb-2008)
Principal balance:	$11,646.60	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Lower Our Interest Rate

Lower My Rate

In May of 2008, I was fortunate enough to gain the support of Prosper Lenders to help me transfer an $18,000 credit card balance from Citibank to Prosper.? Although my rate only went down to 23% from 29%, I was more than thrilled to be paying interest to individuals rather than Citibank.? Over the past sixteen months, I have proudly upheld my commitment and made each payment on time and in full.? As a result, I have paid down my loan from $18,000 to $11,500.? At this time, I am looking to lower my interest rate from 23%.

Thanks in advance for your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.98%	Starting borrower rate/APR:	15.98% / 19.67%	Starting monthly payment:	$35.15

Auction yield range:	6.18% - 14.98%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1990	Debt/Income ratio:	13%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	2y 6m
Amount delinquent:	$164	Revolving credit balance:	$93	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	nikki17	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 79% )	720-740 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	3 ( 21% )	740-760 (Jul-2008)
Principal balance:	$2,750.35	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
car repairs
Purpose of loan:
This loan will be used to? get a tuneup and brakes done on my car that is paid off in full.

My financial situation:
I am a good candidate for this loan because? I have paid my loan with a current status for over a year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1995	Debt/Income ratio:	34%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,627	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	32%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	elevated-revenue	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a minivan!
This loan will be used to help pay for a car I would like to get.? I found a nice dodge caravan in great condition with low miles...and because it's a private party purchase I will save several hundred on sales tax.? My son told me about Prosper and I'm happy to support it instead of a traditional car loan.
I am a good candidate for this loan because?
Overall credit history is fairly good and I pay my bills.? Two bad points on my credit are from:
1. My husband filed bankruptcy about 6 years ago and it showed up as a negative on my credit due to a couple shared credit cards
2. I had one recent account with Wells Fargo that wasn't managed well...admittedly my fault because I let a loved one manage the bills for me.? That has since been paid off and from now on I'm the one managing all the bill payments.

Additionally I started getting Social Security payments recently so that is providing an additional $700 per month in guaranteed income.? On top of that I receive from 300-1000 in additional monthly income from our family business.? My husband and my son pay for the mortgage so I only have to pay for the car loan and other credit card payments...

My monthly bills before this new prosper loan are approximately $350 for a couple of credit card bills each month.

Additionally I have about $2500 savings I keep as a buffer...
Thank you for your support!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	8.18% - 34.00%	Estimated loss impact:	7.33%
Lender servicing fee:	1.00%	Estimated return:	26.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1983	Debt/Income ratio:	3%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	4y 0m
Amount delinquent:	$7,522	Revolving credit balance:	$6,283	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	3
Screen name:	DINAK	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Establish Prosper Credit
Purpose of loan:
I will be using this loan?really to rebuild credit in my name. I am going to add this to my secured credit card and increase my credit limit to $1500 from $500 and collect the 6.125% APR on it while at the same time helps my credit history and score by gaining open credit and showing payment history to prosper.

My financial situation:
I am a good candidate for this loan because this is really such a small loan for me?and I really don't need the money I am putting it directly into?my existing?interest bearing secured credit card.

Monthly net income:

Varies with?overtime. $5,000 - $7,000?

40k in 401k.
5k in checking.

I am a prosper lender. Check lendingstats.

Monthly expenses:?

Rent - $1130
Food - $400
Utilities - $200
Entertainment - $200
Prosper Loan in Wife's Name - $558
Credit Cards - $60
Merchanside?Cards - $30

* note my bankcard utilization is really under 10%. I have a joint account with my father on a $15,000 card that he has $6,000 on it that's his. I have worked very hard over the last 2 years and paid off $35,000 of debt.
Please give me a chance in my name to get a prosper loan established.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$421.13

Auction yield range:	11.18% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1994	Debt/Income ratio:	15%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,327	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	platinum-celebration	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high rate credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards and consolidate them into one payment so I can get rid of them in 1 year.

My financial situation:
I am a good candidate for this loan because i have never been late on my payments. I have been working with good pay for the last 15 years. I have almost 2,500 dollars of disposable income each month which is also why I am confident that this loan will be paid off within the next 1 year.

Monthly Income: $4,800

Monthly Expenses: $2,300

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$253.07

Auction yield range:	11.18% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	24 / 15	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	57	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$20,487	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	green-triumphant-income	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay my taxes
Purpose of loan:
This loan will be used to?
pay my tax due Oct 15, 2009
My financial situation:
I am a good candidate for this loan because?
I pay all my debts on time.?? I was crazy using up all my credit cards? years ago, as I have my own income, my husband's income as an employee and on his free lance work as well.? But 5 years ago he lost his freelance job.? I do not want to pay the credit cards debts for life and we seek the help of a debt counselor for us to pay our debts in 5 years time.? Same amount just reduced interest rate.? This debt counseling is different from debt consolidation.? Our credit is still ok.? We pay all our bills on time.? I just need money to pay my taxes due this Oct 15 . If $7,000 is funded, I want to pay in 18 months NOT 3 years and I want to set it up to be automatically deducted from my checking account. We own a house and lot and lives in this house for more than 10 yrs. I am honest and will never turn my back on any of my debts.
Monthly net income: $?5,000

Monthly expenses: $
??Housing: $ being paid by my husband
??Insurance: $ being paid by my husband
??Car expenses: $ 350
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $ shared with my husband
??Clothing, household expenses $ being paid by my husband
??Credit cards and other loans: $ 2,583
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	16%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 0	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Bookworm2000	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	580-600 (Sep-2008) 600-620 (May-2008) 560-580 (Apr-2008) 560-580 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Second Successful Prosper Loan!
Thanks in advance to all prospective lenders!

This will be my second Prosper loan!?Thanks to all previous bidders as you all have helped me succeed at paying down my previous debt. I have made every payment on time with my 1st loan, and I assure you that I will continue to do so with this one as well. I?m currently in the process of interviewing with various Nursing schools for Spring 2010 admission, wish me luck.

Purpose of Loan

I intend to use this loan for educational expenses.?First of all, I plan?to purchase a much needed laptop computer that I'll soon need for assignments, projects and?presentations. Secondly, this loan will also be used to help cover the cost of other future expenses like books and uniforms.

Repayment Arrangement

Once again, I'm happy to announce that I?ve completely paid off my previous Proper loan?of $1,500.00.?It's now proven that I'm more than capable of making?every payment on time. I?m highly responsible as you can see from my recent credit profile and debt-to-income ratio.?Im currently up to date and in good standing with all my creditors, so please be confident that this loan will be paid in?FULL within 6 months. I actually fulfilled my 1st loan repayments within just 18 months. If there are any questions, please feel free to contact me at anytime.? This is a perfect way to help support someone honestly trying to accomplish his future goals, all of which will be graciously appreciated. Here is an outline of my expenses.

Monthly Income: $1,200.00 (Net)

Monthly Expenses

Rent/Water:???????? $200.00??????????????
Savings:??? ?????? ?? $200.00???????
Charity:??????????? ?? $120.00
Phone:??? ???? ? ? ?? $100.00
Auto Insurance:??? $80.00
Car Note:???????????? $175.00???
Misc. Expenses:? $325.00 (Prosper loan Repayment funds)

Have an Wonderful Day!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$240.34

Auction yield range:	8.18% - 24.56%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2002	Debt/Income ratio:	12%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,789	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	payment-keeper	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I Need a Car!!
Purpose of loan:
Finance a 2005 audi S4

My financial situation:
I own my home along with my wife.? She works as a police officer locally and makes the payments on our house.? I have owned my current vehicle for 7 years and it is at the end of it's life.? I am using this loan to purchase a used vehicle from a dealership.? I use most of my paycheck as discretionary spending for leisure and vacations with my wife, we have no children.? The rest is used for what few bills we do have, (utilitys, food, and taking care of our dogs, and savings.)? This loan should be fairly easy for me to repay early.? I have no concerns with taking on this responsibility.? I have excellent job security in these difficult economic times working as a paramedic.
Thanks for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2008	Debt/Income ratio:	39%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	keen-dime	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Debt
Purpose of loan: This loan will be used to?pay off debt that has high interest rates because of my past credit was ruined by an identity confusion, the debt I have is both secured and unsecured making it difficult to get by day by day.?I am current on all payments but getting close to being behind and some debt is building.

My financial situation: I am a good candidate for this loan because I have been building my credit and trying my hardest?to build my military career?I am current on all payments, but getting close to being behind, so far I have been budgeting hard and trying to minimize my expenses, I went through a bad relationship a few months ago leaving me with a bunch of bills and more debt I didn?t need.I have tried so hard to get all my debt lower but No one will give me the time of day?because my credit report has a public record on it which?has been taken to the State of?Connecticut to be fixed due to the fact It was my grandfather who?owed the money for a surgery I went to court won the case but it was reported wrong and I have the court paper work to prove it,?it will be off of it?soon.?I was drawn into a false loan a few months ago which was reported to the FBI and FTC I lost almost a whole paycheck because of it?making things much harder, I always go th eextra mile in what I do sacrificing every thing to pay my bills and stay out of trouble but no matter how hard?I try to correct things?I cant seem to get it right because my credit reort doesnt reflect the real me the person who really tries and is willing to do what it takes I help any one that need help with things like fixing?houses repairing cars, personal advice, ECT, but?no one?helps me?in return.??I am Done with suffering and going payday to payday worrying about my finances?which affect my career, my attitude, and my over all Life. I have goals in life and I cannot reach them with this painful burden on my back, please help me I will alwys be good for my payments and be on time.

Monthly net income: $ 2085

Monthly expenses:?
Housing: $ 0 gov't quarters????
Insurance: $ 101?
Car expenses: $ 25-$400?
Utilities: $?0??Phone, cable, internet: $ 150 balance left to pay off??
Food, entertainment: $ 200??
Clothing $50,
household expenses $ 150??
Credit cards and other loans: $?445??other expenses: $ 125 cellular phone Up to?$200?for unforeseen problems
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1998	Debt/Income ratio:	9%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	7	Length of status:	8y 9m
Amount delinquent:	$5,358	Revolving credit balance:	$426	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	responsibility-lesson	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory/Marketing for business
Purpose of loan:
This loan will be used to?
Purchase books and provide marketing services to promote my company and my latest book and to help secure speaking engagements that will generate revenue.
My financial situation: I am currently employed full time and working to start my own company. I will maintain my current job until I secure speaking engagements and book sales that equal one year of my current salary. Once I have saved one year of salary my goal is to leave my current job and write and speak on a full time basis.
I am a good candidate for this loan because?I currently have a secure job that will allow me to make payments even if I do not initially make any sales. I also have a website that is being launched and a couple of paid speaking engagements beginning in February 2010. My book is written to empower men to become better husbands better fathers and most importantly it is empowering men to become genuinely happy with their lives. It is currently receiving great reviews (available upon request) and is available through all online bookstores. I am a motivational speaker, author and radio show host that has committed his life to empower men of all races to reach their full potential.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$906.32

Auction yield range:	17.18% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1988	Debt/Income ratio:	24%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,647	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	enriching-income7	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my house
Purpose of loan:
This loan will be used to? pay off my house loan

My financial situation:
I am a good candidate for this loan because? the payment will be same as my house payment. I will own my house free and clear in 3 years. I was going to take money out of 401k to pay off house but decieded to try this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.76%	Starting borrower rate/APR:	31.76% / 34.16%	Starting monthly payment:	$173.69

Auction yield range:	14.18% - 30.76%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2003	Debt/Income ratio:	37%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,287	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dahlman84	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$2,887.55	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
paying off 3 loans
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? i am responsible and work hard, i would rather have one payment than having three.

Monthly net income: $ 1700

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $ 160
??Utilities: $ 0
??Phone, cable, internet: $?0
??Food, entertainment: $?0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 70
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$322.51

Auction yield range:	17.18% - 30.00%	Estimated loss impact:	19.76%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1986	Debt/Income ratio:	52%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	38	Length of status:	3y 1m
Amount delinquent:	$6,266	Revolving credit balance:	$17,617	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	payment-prophesy1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt/Wedding/Bring family home
Purpose of loan:
I need help with consolidating my debt cuase I had to use my savings to pay for wedding because the banks would not give me loan to pay for it and pay down my debt. I?had know choice but to use the last of my money to pay for wedding leaving me with very little in bank and not having pay check for 5 weeks and coming back to have to work 2 1/2 weeks just to get payed has left me broke. This said in done I don't have the money now to bring my new wife and son here with me until I can find second job and make more because I had to use the money I had saved to bring my wife and son here. So I can't get started with?the spouse visa because she is from Philippines and not an American.
Please help me pay my debt so I can get started with the paper work to bring my new family here, God bless they who helps me through this because it takes 5-6 months here in Immigration to finish paper work and then after that it can be a total of 7 to 9 months before I can have my family here.????
My financial situation:
I am a good candidate for this loan because I'm a very hard worker and my values are good as a person, I pay all my bills on time or before the due date always. I was married before when I was younger and ex ruined my credit feeling the limit on credit cards so I had to file for Bankrupcy which left my credit damaged and I have 2 or 3 more years before they fix my credit scores.
I have always payed bills all my life on time and never late until the divorce happened and things changed, If your a divorced person you know it's extremely hard for a person to get back on the horse after ex takes everything you have.
I hope I have answered to the best of my knowledge what you needed to know but you may ask for more info. if needed.
My Listing on my Credit Report is False on all Delinquent because its from my past from Bankruptcy and is not current so my past record is still effecting me which caused me not to get Loans from bank when I was trying to consaludate and pay for my wedding and have plenty to pay bills with.
Thank you for your time and effort God Bless you all for helping.
I have been searching for second job to get me out of bind and bring my new family home but I wait for the background check to finish so I can start new job and thats where I am at this point in time.

God Bless You who help me bring family home to me
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1983	Debt/Income ratio:	64%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$55,309	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	purplebeachcat	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower interest rate for repayment
Purpose of loan:
This loan will be used to pay off credit cards that have a higher interest rate. I am working on the debt snowball, so this is for the higher interest rate card while I am paying off the smaller balances.?

My financial situation:
I am a good candidate for this loan because I have a stable job with a decent income, a good credit score?and am determined to get out of debt so that I can "PROSPER" and set a good example for my two college kids!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.33%	Starting borrower rate/APR:	13.33% / 15.48%	Starting monthly payment:	$338.53

Auction yield range:	4.18% - 12.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2000	Debt/Income ratio:	51%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,403	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	orderly-bazaar5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical
Purpose of loan:
This loan will be used to? Pay medical expenses for my wife's surgery.

My financial situation:
I am a good candidate for this loan because? I have depleated my savings for my wife's medical expenses and need the comfort of having my savings built back up.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425448
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,100.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.66%	Starting borrower rate/APR:	32.66% / 35.08%	Starting monthly payment:	$267.92

Auction yield range:	14.18% - 31.66%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1987	Debt/Income ratio:	19%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	22y 0m
Amount delinquent:	$7,898	Revolving credit balance:	$4,588	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tuscany07	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 91% )	680-700 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	1 ( 9% )	680-700 (Sep-2008)
Principal balance:	$6,759.98	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
new roof on house
Purpose of loan:
TI will?use it to pay for a new roof on home.???????????

My financial situation:
I am a good candidate for this loan because? am a high level professional & in mgmt for 22 years, own home, have steady tenants and am trying to rebuild credit after divorce. Company net monthly income $4710 & $800 monthly rental income. Credit score only looks low due to BOA just remodified home loan to the current level of 1579 and will erase any late charges and penalties. Loan just completed 9/1 so it takes time to update credit and loan as it will be new, with new lower interest rates etc. I have excellent credit with Prosper.
.
Monthly net income: $ 5280

Monthly expenses: $
??Housing: $ 1600????
??Insurance: $?250????????
??Car expenses: $?400????
??Utilities: $?200????????
??Phone, cable, internet: $ 325
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 720
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1988	Debt/Income ratio:	44%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,105	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mcgee70	Borrower's state:	Florida	Borrower's group:	Achieve Greatness
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 92% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 8% )	640-660 (Aug-2008) 560-580 (Apr-2007) 540-560 (Aug-2006)
Principal balance:	$3,811.45	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Pay off high interest for family
The purpose of this loan is to pay of the rest of my revolving high interest debt. I have a current loan w/ Prosper that I used to pay off a loan w/ Cash Call @ 59% interest. I need a 2nd loan to finish paying off my revolving debt so I will only have 2 Prosper payments, 2 car payments, and monthly household bills. My revolving debt is listed below and the monthly payments only equal $158.00 however that is only being applied to interest right now and not principal.
1. Barclays @29% $1560 balance $60 payment 2. Orchard Bank @20% $1350 balance $35 payment 3.Orchard Bank-2 @14% $1100 balance $30 payment 4.PayPal/GE @24.75% $800 balance $33 payment Monthly Net Income: $2,800 Monthly Expenses: $2,725
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1996	Debt/Income ratio:	52%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,550	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	red-unique-silver	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help! I support the family now!
Purpose of loan:
This loan will be used to consolidate debt into one, low, manageable monthly payment.

My financial situation:
I am a good candidate for this loan because I have demonstrated that I am able to pay approx. $500 per month on my unsecured debt, even though I I've been the sole source of income for my household for the past 6 months.? My husband is self-employed in construction and he has gone from working 7 days per week to 2-3, which brings in enough money to cover the major business expenses such as vehicles and insurance, but not enough for him to draw a salary or contribute to the household.? He is currently taking classes to become certified in public safety and law enforcement to expand his employment opportunities, but we need some assistance until that is complete.? I am paid a salary under a union contract and have a guaranteed income, with scheduled raises every 6 months, for the next 3 years.?

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 625
??Insurance: $ Paid by business due to home office
??Car expenses: $ Paid by business due to home office
??Utilities: $ Paid by business due to home office
??Phone, cable, internet: $ Paid by business due to home office
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses (Pets): $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$666.01

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1995	Debt/Income ratio:	83%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$23,215	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-goose	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? my off my credit cards and make one big payment to one bill so it will finish faster.I'm I believe honost responsibale person.

My financial situation:
I am a good candidate for this loan because? I always work two jobs,I don't pay any mortgage or car payment because my husband is always taking care of those expensis.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$334.20

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1991	Debt/Income ratio:	12%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$704	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	friendly-responsibility1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting new photography business
Hi, I'm a photographer at a newspaper and I want to start my own photography business. Looking for capital?to invest in equipment and other business expenditures. Thank you for assistance!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1994	Debt/Income ratio:	32%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	12y 0m
Amount delinquent:	$754	Revolving credit balance:	$2,354	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	107%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	amy76	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 95% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 5% )	600-620 (Jul-2009) 640-660 (Jan-2008) 600-620 (Dec-2007) 580-600 (Nov-2007)
Principal balance:	$1,063.31	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Need a Little Help from my Friends
Thank you for taking the time to look at my listing.?I am a mother of an amazing?6 year old boy.?We live with my boyfriend and his son who is 9.?For over 11 years I have worked?as a customer support specialist for a telecom company.?My goal is to become debt free as soon as possible. The people of Prosper can help make that happen.?The Prosper loan will also be automatically taken from my account every month.

My boyfriend got laid off from his job?and we got behind on a few bills. He is currently working again and things are starting to look much better! I am hoping to get this loan to consolidate some debt and get some bills that are slightly behind caught up.

Monthly Income: $2370.00

Monthly expenses:
Housing: $257.50 (My half.)
Insurance: $68.00 (Car and renter's insurance.)
Car expenses: $307.00 (Car payment.)
Utilities: $50.00 (We only pay electric here.)
Phone, cable, internet: $120.00
Food, entertainment: $200.00 (Groceries. We watch alot of movies at home.)
Clothing, household expenses $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$505.41

Auction yield range:	11.18% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1995	Debt/Income ratio:	18%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$39,021	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	astute-principal	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WIN WIN Strategy for CC Debt
Purpose of loan:
This loan will be used to pay off my credit card debt - a strategy that will reduce my cost?(time), whilst giving you the opportunity to realize a return on your investment (trust in me & my debt)!?

My financial situation:
I am a good candidate for this loan because I have proven track record for paying off debt (historical record).? I have been employed in the same industry for 20+ years with an annual?salary (base plus misc, very secure employment contract) exceeding $100K.? While not financially 'strapped', I am seeking the 'smarter' way to pay off debt and is certainly a 'win win' opportunity?for all parties involved.? In short, very excited to participate in this novel approach whereas all are 'fairly' compensated vs. the current credit card 'imbalanced' situation most of us find ourselves in.? This approach - concept is a 'breath of fresh air'!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1994	Debt/Income ratio:	24%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,380	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wealth-monger	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008)
Principal balance:	$1,440.96	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
consolidating existing obligations
Purpose of loan:
This loan will be used to??consolidate existing financial obligations.?? I'm trying to simplify my finances to pay off some hospital bills and other misc. bills to make?my?financial life?easier to handle.

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time and am very conscientious about my obligations.? I am currently buying a home?where the rental payments I am making is going toward the purchase-therefore it is not classified as an ownership at this point.

Monthly net income: $2228 + bonuses
Monthly expenses:?

??Housing: $ 400.00
??Insurance: $?31.00
??Car expenses: $ 25.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $?500.00
??Other expenses: $ 100.00 (hospital bills)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.47%	Starting borrower rate/APR:	12.47% / 14.61%	Starting monthly payment:	$113.69

Auction yield range:	4.18% - 11.47%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1989	Debt/Income ratio:	40%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$89,082	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	credible-economy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Two Credit Cards
Purpose of loan:
This loan will be used to pay off two credit cards with a current balance of $3,400 combined. The current interest rates on both cards are much higher than I would like to pay and therefore it is advantageous to refinance them. By refinancing them I will not only save on interest, but will also be able to save more quickly towards a down payment on a house.

My financial situation:
My financial situation is very stable. I have a degree in finance from Houston Baptist University and work as a financial analyst with an investment firm in Houston.

Monthly Net Income:??? $4,200
Monthly Expenses:???????$3,075

Rent:??????????????????????????????$1,125
Electric:????????????????????????? $160
Insurance:???????????????????? $365
Internet/Cable/Phone: $140
Car Payment:??????????????? $385
Food:??????????????????????????????$350
Other:?????????????????????????????$550

Disposable Income: $1,125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 14.92%	Starting monthly payment:	$32.90

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1999	Debt/Income ratio:	57%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$36,038	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Wise_use	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off revolving debt
Purpose of loan:
This loan will be used to consolidate higher interest credit card debt, and once paid down do not intend to use the now available revolving debt.

My financial situation:
I am a good candidate for this loan because I have a long track record of paying off my debt. ????

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 100
??Insurance: $ 120
??Car expenses: $ 80
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 940

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$166.86

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1998	Debt/Income ratio:	7%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$12	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	TRUSTWORTHY11	Borrower's state:	Texas	Borrower's group:	Apple User Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	780-800 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-760 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
SURGERY
This money will be used to finance a surgery. We have used prosper before, borrowed $5000 and repayed the loan with no late or missed payments. My income is more than enough to support the payment and I have over $25,000 in liquid assets and could fully repay the loan early if I needed to. Thank you in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1988	Debt/Income ratio:	49%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$48,018	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	adaptable-payment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cafe Mangia
Purpose of loan:
This loan will be used to launch a small cafe/grill for breakfast and lunch located on the ground floor of an office building in Westwood, Los Angeles. Equipment will be leased & operating expenses for this venture are low. Building manager knows me & is encouraging me to take over the space.

My financial situation:
I am a good candidate for this loan because I have?several years of experience in food marketing and preparation. As former?TV?spokesperson and Marketing Manager for Whole Foods Market, I know the business from many angles, and I have a solid idea of the types of inexpensive, yet quality?breakfast & lunch choices that people crave. I am financially responsible & had paid off every obligation within a reasonable time frame. I seek this loan to allow me to profit from an idea that is viable and timely and I have a professional business plan to back up my idea.

Monthly net income: $ 4616.00

Monthly expenses: $ 2625.00
??Housing: $ 850.00
??Insurance: $ 100.00
??Car expenses: $ 600.00
??Utilities: $ 65.00
??Phone, cable, internet: $ 160.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	22.50%	Starting borrower rate/APR:	23.50% / 25.78%	Starting monthly payment:	$77.94

Auction yield range:	17.18% - 22.50%	Estimated loss impact:	20.28%
Lender servicing fee:	1.00%	Estimated return:	2.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1997	Debt/Income ratio:	18%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,990	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	102%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	buddhayes	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	1 ( 7% )	620-640 (May-2008) 740-760 (Feb-2008) 720-740 (Dec-2007) 620-640 (Jun-2007)
Principal balance:	$1,388.95	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Consolidate my Debt Please Help
I am trying to get out of credit card debt nightmare.

I am a small business owner and maxed out my credit cards to keep my business running and now my interest on all the cards is 29.9% because suddenly I became a high risk person.

I had a $2500 loan from prosper 1 year ago and now only owe $1100 as I have paid ahead and will pay this off in 2 years as opposed to 3 years.

Here is what I need to consolidate:

Capital one Nightmare credit card: $1000 with 29.9 apr
NTB Credit card used for vehicle:?? $900 with 28 apr
Prosper financing fee:?????????????????? $100

I am asking for 25 apr as this rate will help me get ahead.?

My credit rating has suffered as it is so hard to pay down credit cards with all the fees and high rates they charge.? I am done with them and have been saving money? to deal with emergencies.

I was late one month on my prosper loan due to changing bank accounts.

I am a homeowner and am working very hard to eliminate my debt within 2 years

Thanks for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$333.00

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2002	Debt/Income ratio:	27%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,850	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	power-meteor	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$9,999.00	< mo. late:	0 ( 0% )	660-680 (Oct-2008)
Principal balance:	$7,603.02	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay down some credit card debts with high interests.

My financial situation:
I have a good job with good security and haven't been late for any of my payments even once.

Monthly net income: $ 4000
Monthly expenses: $
??Housing: $ 1450.00
??Insurance: $ 150.00
??Car expenses: $ 200.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 400.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1983	Debt/Income ratio:	38%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	30 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	30y 3m
Amount delinquent:	$0	Revolving credit balance:	$37,052	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mikeabc	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	600-620 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008) 640-660 (Aug-2006)
Principal balance:	$1,623.39	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
debt colsolidation
This is my second Prosper loan . The first one has always been paid on time and is current.

Hi my name is Mike. i am requesting this loan to pay off some debt and reduce my monthly payments.
My income is? $8000.00 a month.
My monthly expenses are as follow:
Utilities $350.00
Credit Cards $1200.00
Groceries $250.00
Insurance $170.00
Car $480.00
Entertainment $150.00
Misc. $350.00
Rent $1000.00
After all expenses are paid, i have enough money left to repay this loan.
thanks in advance for taking the time to read my listing and helping me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.57%	Starting monthly payment:	$56.56

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1987	Debt/Income ratio:	31%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,221	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Critter1963	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,238.10	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Debt consolidation
Purpose of loan:
This loan will be used to? Debt Consolidation????I am trying to get?my financial obligations organized and paid off in a more timely manner.???I would like to combined some smaller debt and have a fixed payment knowing it will be paid off in a couple years, at the same time this will build up my credit score.? I am working towards my goal of purchasing a home in the next couple years.

My financial situation:
I am a good candidate for this loan because? It is very?important for me?to pay my bills on time.? I have worked at the same job for over 13 years which shows dedication and stability.? I take my financial obligations seriously.? I make sure my bills are paid?first and on time.? I have a current Prosper loan and every payment has been paid on time. ?I have never missed a payment.?

Monthly net income: $ 2398

Monthly expenses: $
??Housing: $ 582.50
??Insurance: $ 102.50
??Car expenses: $?308
??Utilities: $?
??Phone, cable, internet: $ 83
??Food, entertainment: $?160
??Clothing, household expenses $?
??Credit cards and other loans: $?150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	11.18% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1999	Debt/Income ratio:	26%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$30,677	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	proper-investment8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards that are at high interest rates. I am doing this to avoid a debt management program.

My financial situation:
I am a good candidate for this loan because I currently do not miss making my payments and I am lowering my debt to income ratio responsibly without involving a debt management program.

Monthly net income: $

Monthly expenses: $ 6500
??Housing: $?978?- I have a renter in my house in North Carolina that pays?the mortgage amount of 978.00
??Rent: $ 1500
??Insurance: $ 147 - Go Geico!
??Car expenses: $ 700
??Utilities: $ 250
??Phone, cable, internet: $ 130
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1300
??Other expenses: $ 250 - Tithe
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$362	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dignified-market	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Business Use
Purpose of loan:
This loan will be used to?
I am a 24 year old partner in a start-up hedge fund management?firm in the Seattle area.??It has been doing very well and I am looking for a cash infusion to increase my equity stake within the firm.? Although I do not particularly need the loan, I am looking for ways to increase my stake without reducing my personal liquidity.

My financial situation:
I am a good candidate for this loan because?
My personal assets far exceed the loan requirements and could be liquidated to payoff the loan if need be.? I am looking for a low interest rate?because of the lack of necessity for the loan, and from my angle, this is a relatively low risk investment.?

Note on loan interest:? I am looking for a loan with a maximum interest rate of 10%.? Prosper's algorithms dictate that I start the bidding at 18%.? If this does not get bid down to 10% or less, I will retract the loan request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.01%	Starting borrower rate/APR:	10.01% / 12.12%	Starting monthly payment:	$96.82

Auction yield range:	3.18% - 9.01%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1992	Debt/Income ratio:	11%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	17y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,489	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GameVoid	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	780-800 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	680-700 (Mar-2007)
Principal balance:	$383.99	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Restoring and upgrading room
Purpose of loan:
A few years ago the water heater in my laundry room burst and did some damage to the flooring, making it loose and it appears to be further disintegrating over time. Part of the funds will be used to repair the flooring and put down some new vinyl tile in that room. The actual repairs will have to be done by a contractor as I am "that guy" who will just do more damage if I try to repair it myself.

In addition there is a water softener in that same room. I will be having that removed and replaced with a whole house filtration system. If there are any funds left over after that has been completed then I will be using it to upgrade the dryer (the washer is still in great shape).

I want to get these repairs and improvements made to keep my house market ready, although I have NO intention of selling unless some sort of disaster strikes.

My financial situation:
My income is approximately $60,000 a year.

I have student loans totalling about $8000 that I won't have to start making payments on for a few years (though I have already started paying it down in bits and pieces).

I have a Bank of America credit card (formerly Citibank) that has about $2500 on it with another $5000 available. I don't want to use a credit card to finance my repairs, even if the rate is relatively low (12.9%).

I have a car payment of $285 / month with a balance of about $9000.

I have a house payment of approx $725 / month (including insurance, PMI, etc).

No other revolving debts or obligations other than utilities/satellite TV/internet/cell phone etc.

I am a single father with 2 beautiful daughters who I support wholly.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$135.40

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2005	Debt/Income ratio:	13%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,668	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	soulful-basis4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping parents pay off debt
Purpose of loan:
This loan will be used to? pay for my parents' past due mortgage payment of $3214.35.
My father built the duplex that they are currently residing in. He is a construction engineer and he has been unemployed for over two years. During the peak of the real estate boom, my father was earning around $100,000 a year. My mother is a food service employee, earning $2,000 a month.
Most, if not all, of my father's salary went to real estate and other risky investments that yielded little to no profit.. We've been trying to rent out one of the units, but the place is currently infested with pests. As soon as we get the mortgage issue taken care of, we'll hire a professional exterminator to deal with the pests.

My financial situation:
I am a good candidate for this loan because? I have a steady job, as a hospitality host, for the past 4 years at an upscale restaurant in San Francisco, CA, earning $25,000 a year. Furthermore, I am currently a student at Penn Foster College, studying hard to earn a Bachelor of Science degree in Business Management. I have been guaranteed a promotion to become a General Manager, earning $100,000 a year, after I graduate. I should be finished with school in 2 years.

Monthly net income: $ 1771

Monthly expenses:
??Housing: $200 (renting a room)
??Insurance: $25 (just life insurance with my parents being the beneficiaries; I love my parents.)
??Car expenses: $0 (I use public transportation; I care about the environment.)
??Utilities: $90
??Phone, cable, internet: $170
??Food, entertainment: $120
??Clothing, household expenses $50
??Credit cards and other loans: $200
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1991	Debt/Income ratio:	41%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	17 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,877	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	belovednut	Borrower's state:	Massachusetts	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	20 ( 83% )	640-660 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	4 ( 17% )	620-640 (Aug-2008) 620-640 (Nov-2007) 600-620 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Consolidating High Interest Loans
About Me:

I am currently an attorney in good standing in Boston, Massachusetts.? I had one prosper loan before, which I have paid off completely.? I am employed full-time and make close to $80,000.00 per year.

Purpose of Loan:

I have a couple of personal loans with high interest rates that I would like to consolidate so I can have the ease of paying just one bill.? I am also seeking to improve my credit score.? I am currently applying for a few government jobs which require background checks, including credit checks.? I?am, therefore, on a mission to pay down my debts and improve my credit score as quickly as possible.

My financial situation:

I currently have a good job as a contract attorney and am able to comfortably?make the $300+ monthly loan payments.? I am a very hard working individual and always pay my debts.??My goal is to pay off this loan in less than 1 year so that I may get rid of my debt completely, raise my credit score above 720, and start saving money.? I am highly motivated to pay down my debts so that my credit?score can increase as soon as possible.? Additionally, I am currently living with my sister, who is allowing me, out of the goodness of her heart, to live with her rent free so that I can continue to pay down my debts as quickly as possible.? As a result, I don't have any monthly housing or utility expenses.? Furthermore, I do not have, nor have?I ever had, any bankruptcies, unpaid liens or judgments against me.? Should you have any questions about this loan request, please don't hesitate to contact me.

Monthly net income: $ 5,200.00?

Monthly expenses: $
??Housing: $ 0.00?
??Insurance: $ 145.25?
??Car expenses: $ 260.76
??Utilities: $ 0.00
??Phone, cable, internet: $ 47.83
??Food, entertainment: $?600.00
??Clothing, household expenses $ 100.00?
??Credit cards and other loans: $ 1,077.00
??Student Loans????????????????????? $ 1,100.00
??Other expenses: $ 0.00

Thank you so much for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425548
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1994	Debt/Income ratio:	49%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	34	Length of status:	0y 1m
Amount delinquent:	$17	Revolving credit balance:	$2,461	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	2
Screen name:	justice-sprout	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation for Family
Purpose of loan:
This loan will be used to consolidate debt.

My financial situation:
I am a good candidate for this loan because I am a young professional and have a stable job.

Monthly net income: $ 2519.88

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 153
??Car expenses: $ 354
??Utilities: $ 150
??Phone, cable, internet: $ 140
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$253.70

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1985	Debt/Income ratio:	16%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$106,604	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unabashed-penny	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BONYChase
Purpose of loan:
This loan will be used to eliminate debt that currently has $535 payment

My financial situation:
I am a good candidate for this loan because?
Federal employee, Library of Congress, GS 15, Level 1, $120,830 in 2009.
Automatic promotion in 2010 to Level 2. Level 2 pay in 2009 is $124,858, will be approximately $130,000 in 2010.

Trust Fund. Pays 8% of value, calculated annually. Annual payment ranges from $13,000 to $20,000 with lowest payment being $13,000 in 2009, due to large drop in value of portfolio.

Social Security Income. Beginning November 2010: $1,800 a month.

Thrift Savings Plan. Currently paying off loan from retirement account used to buy and repair a house in 2006. Will be eligible to renew loan in December 2010.

Home ownership. 1922 classic bungalow acquired 2006.? Current estimated value based on recent neighborhood sales: $350,000. Replacement of nine leaky windows this spring completed necessary repair work. House has a home warranty as well as insurance.

Debt Reduction/Retirement Plan. When social security payments begin next year the entire net amount will be used to pay down debt. I estimate that it will take three years to eliminate all debts. This is an important goal because I have to plan for retirement, and I cannot even consider retiring if I have debt service to pay.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425560
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1993	Debt/Income ratio:	20%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Retired
Now delinquent:	6	Total credit lines:	29	Length of status:	2y 0m
Amount delinquent:	$4,311	Revolving credit balance:	$3,282	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%
Delinquencies in last 7y:	40	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	todd53	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Money to Hire Disability Lawyer
Purpose of loan:
This loan will be used to pay a good disability lawyer to represent me in my case against the Air Force.
My financial situation:
I am a good candidate for this loan because I will pay my loan back. I had a loan on here before and paid it back.? I have had a few lates but I haven't had a late payment in over 2 years.? So what is reported on my credit report is actually inaccurate.? I am currently taking the steps to correct this.

Monthly net income: $ 5400

Monthly expenses: $
??Housing: $ 1332
??Insurance: $ 125
??Car expenses: $ 516
??Utilities: $ 140
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.18% - 9.00%	Estimated loss impact:	6.38%
Lender servicing fee:	1.00%	Estimated return:	2.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1992	Debt/Income ratio:	14%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$69,798	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	MonkeyHero	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re-invest in Prosper & other invest
Purpose of loan:
This loan will be used to reinvest in Prosper and a few other items.? You'll see that I am currently a Prosper Investor and want to see if I can get a really low rate to open up my portfolio. Also looking to buy notes as well.? I'm also looking at a few outside investments.

My financial situation:
I am a good candidate for this loan because I have a good job in the solar industry and my wife has an extremely good job.? We have no kids or debt (besides our mortgage), we own our cars outright, and live within our means.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1981	Debt/Income ratio:	7%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	11	Total credit lines:	32	Length of status:	30y 2m
Amount delinquent:	$12,013	Revolving credit balance:	$3,814	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hardship10	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-740 (Aug-2009) 700-720 (Mar-2008)
Principal balance:	$3,040.03	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
My Daughter Going Back to College
Purpose of loan:
I am a single mom who helped my first daughter through college and graduated with a BS degree. This loan will help me to help my second daughter who is going to attend?her second years in college.? I needed $8,000 and my family able to help?me some?and I am hoping that you able to help me with $3,000. My daughter work very hard in school and because she is an excellent student and her goal is to become a Pediatrician Doctor, I am hoping that you can help me to full fill her dream.

My financial situation:
I am a System Analysis and have been with the company for 30 years.? I have an outstanding loan with Proper and always pay on time..

Monthly net income: $ 5,120

Monthly expenses: $ 3,784
??Expenses Break-Down
House Payment (includes property tax and insurance)? ? ? ($2,229)
Utilities/Phone???????????????????????????????????????????????????????????????? ($500)
Car Insurance / Gas???????????????????????????????????????????????????????? ($400)
Groceries??????????????????????????????????????????????????????????????????????? ($450)
Credit Card??????????????????????????????????????????????????????????????????????($120)???????????????????????
Prosper Loan???????????????????????????????????????????????????????????????????($185)
Information in the Description is not verified.